Exhibit 10.1

OMNIBUS

AMENDMENT NO. 3 TO

AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

and

AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT

This OMNIBUS AMENDMENT NO. 3 TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT and AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT, effective as of November 21, 2014 (this “Amendment”), is made with respect to (i) that certain Amended and Restated Receivables Purchase Agreement, dated as of November 18, 2011 (as amended, restated, supplemented or otherwise modified, the “RPA”), among LPAC CORP., a Delaware corporation ( the “Company”), as seller, LENNOX INDUSTRIES INC., a Delaware corporation (“Lennox”), as master servicer thereunder (in such capacity, the “Master Servicer”), VICTORY RECEIVABLES CORPORATION, a Delaware corporation, as a Purchaser, and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as administrative agent for the Investors (in such capacity, the “Administrative Agent”), the purchaser agent for the BTMU Purchaser Group (in such capacity, the “BTMU Purchaser Agent”) and a BTMU Liquidity Bank and PNC BANK, NATIONAL ASSOCIATION, as the purchaser agent for the PNC Purchaser Group (in such capacity, the “PNC Purchaser Agent”) and a PNC Liquidity Bank and (ii) that certain Second Amended and Restated Purchase and Sale Agreement, dated as of November 18, 2011 (as amended, restated, supplemented or otherwise modified, the “PSA”), among Lennox, Allied Air Enterprises LLC, a Delaware limited liability company (“Allied”), and Heatcraft Refrigeration Products LLC, a Delaware limited liability company (“Heatcraft”), as the sellers (in such capacity, each an “Originator”), and the Company, as purchaser. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings given to such terms in the RPA or the PSA, as applicable.

Preliminary Statements

(1) Each of the parties to the RPA desires to amend the RPA on the conditions set forth herein.

(2) Each of the parties to the PSA desires to amend the PSA on the conditions set forth herein.

NOW, THEREFORE, the signatories hereto agree as follows:

SECTION 1. Amendment to the RPA. Effective as of the date hereof in accordance with Section 3 of this Amendment, the RPA is amended as follows:

(a) Section 6.1 (Representations and Warranties of the Seller Parties) of the RPA is amended by deleting clause (v) thereof in its entirety and inserting in lieu thereof the following:

(v) Investment Company. The Seller (i) is not a “covered fund” under the Volcker Rule and (ii) is not, and after giving effect to the transactions contemplated hereby, will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended from time to time, or any successor statute. In determining that the Seller is not a covered fund, the Seller either does not rely solely on the exemption from the definition of “investment company” set forth in Section 3(c)(1) and/or 3(c)(7) of the Investment Company Act of 1940, as amended from time to time, or any successor statute, or is entitled to the benefit of the exclusion for loan securitizations in the Volcker Rule under 17 C.F.R. 75.10(c)(8).

(b) Section 6.1 (Representations and Warranties of the Seller Parties) of the RPA is amended by adding the following new clause (aa) at the end thereof:

(aa) Anti-Corruption Laws and Sanctions. Policies and procedures have been implemented and maintained by or on behalf of each of the Seller Parties that are designed to achieve compliance by the Seller Parties and their respective Subsidiaries, directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, giving due regard to the nature of such Person’s business and activities, and each of the Seller Parties, their respective Subsidiaries and their respective officers and employees and, to the knowledge of each of the Seller Parties, their respective officers, employees, directors and agents acting in any capacity in connection with or directly benefitting from the facility established hereby, are in compliance with Anti-Corruption Laws and applicable Sanctions, in each case in all material respects. None of (i) the Seller Parties or any of their respective Subsidiaries or, to the knowledge of the Seller Parties, as applicable, any of their respective directors, officers, employees, or agents that will act in any capacity in connection with or directly benefit from the facility established hereby, is a Sanctioned Person, and (ii) the Seller Parties nor any of their respective Subsidiaries is organized or resident in a Sanctioned Country. No Asset Interests purchased hereunder, amounts paid by the Purchasers and/or the Liquidity Banks hereunder to the Seller, or use of proceeds thereof by Seller in any manner, will violate Anti-Corruption Laws or applicable Sanctions.

(c) Section 7.1 (Affirmative Covenants of the Seller Parties) of the RPA is amended by adding the following new clause (j) at the end thereof:

(j) Anti-Corruption Laws and Sanctions. Policies and procedures will be maintained and enforced (i) by or on behalf of the Seller that are designed in good faith and in a commercially reasonable manner to promote and achieve compliance, in the reasonable judgment of the Seller, by the Seller and its directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, in each case giving due regard to the nature of such Person’s business and activities and (ii) by or on behalf of each of the Master Servicer and each Originator that are designed in good faith and in a commercially reasonable manner to promote and achieve compliance, in the reasonable judgment of the Master Servicer and each Originator, by the Master Servicer and each Originator and each of their respective Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, in each case giving due regard to the nature of such Person’s business and activities.

(d) Section 7.3 (Negative Covenants of the Seller Parties) of the RPA is amended by deleting clause (k) thereof in its entirety and inserting in lieu thereof the following:

(k) Anti-Corruption Laws and Sanctions. (i) The Seller will not request any purchase hereunder, and shall procure that its directors, officers, employees and agents shall not use, the proceeds of any such purchase (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding or financing any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, in each case to the extent doing so would violate any applicable Sanctions, or (C) in any other manner that would result in liability to any party hereto under any applicable Sanctions or the violation of any applicable Sanctions by any such Person and (ii) the Master Servicer and each Originator shall not use, and each of the Master Servicer and each Originator shall procure that its respective Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any purchase made hereunder (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding or financing any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, in each case to the extent doing so would violate any applicable Sanctions, or (C) in any other manner that would result in the violation of any applicable Sanctions by any such Person.

(e) The following new defined terms are added to APPENDIX A (DEFINITIONS) to the RPA in their proper alphabetical order:

Anti-Corruption Laws: All laws, rules, and regulations of any jurisdiction applicable to the Seller Parties, the Originators or their respective Subsidiaries from time to time concerning or relating to bribery or corruption, including, without limitation, the Foreign Corrupt Practices Act of 1977, as amended, and any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions.

OFAC: The office of Foreign Assets Control of the U.S. Department of the Treasury.

Sanctioned Country: At any time of determination, a country or territory which is the subject or target of any Sanctions administered by OFAC (at November 21, 2014, Cuba, Burma (Myanmar), Iran, North Korea, Sudan and Syria).

Sanctioned Person: At any time of determination, (a) any Person that is the subject or the target of any applicable Sanctions, including any Person listed in any Sanctions-related list of designated Persons maintained OFAC, the U.S. Department of State, or by the United Nations security Council, the European Union or any European Union member state, or (b) any Person directly or indirectly 50 percent or more owned or controlled by any such Person or Persons described in the foregoing clause (a).

Sanctions: Economic, financial or other sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government, including those administered by OFAC or the U.S. Department of State, or other relevant sanctions authority, including the U.S. and Canada.

Volcker Rule: Section 13 of the U.S. Bank Holding Company Act of 1956, as amended, and the applicable rules and regulations thereunder.

(f) The definition of “BTMU Purchaser Group Limit” contained in APPENDIX A (DEFINITIONS) to the RPA is amended by deleting the table set forth therein in its entirety and inserting in lieu thereof the following table:

Period	BTMU Purchaser Group Limit
Reporting Date in February until the date preceding the Reporting Date in March	$90,000,000
Reporting Date in March until the date preceding the Reporting Date in April	$90,000,000
Reporting Date in April until the date preceding the Reporting Date in May	$90,000,000
Reporting Date in May until the date preceding the Reporting Date in June	$110,000,000
Reporting Date in June until the date preceding the Reporting Date in July	$110,000,000
Reporting Date in July until the date preceding the Reporting Date in August	$110,000,000
Reporting Date in August until the date preceding the Reporting Date in September	$110,000,000
Reporting Date in September until the date preceding the Reporting Date in October	$110,000,000
Reporting Date in October until the date preceding the Reporting Date in November	$110,000,000
Reporting Date in November until the date preceding the Reporting Date in December	$110,000,000
Reporting Date in December until the date preceding the Reporting Date in January	$90,000,000
Reporting Date in January until the date preceding the Reporting Date in February	$90,000,000

(g) Clause (iii) in the definition of Eligible Receivable” contained in APPENDIX A (DEFINITIONS) to the RPA is amended by (i) deleting the word “and” immediately preceding clause (B) thereof and (ii) and adding the following immediately preceding the semi-colon at the end thereof:

“, and (C) not a Sanctioned Person nor organized or resident in a Sanctioned Country”

(h) The definition of “Funding Termination Date” contained in APPENDIX A (DEFINITIONS) to the RPA is amended by deleting clause (i) thereof in its entirety and inserting in lieu thereof the following:

(i) November 13, 2015, or such later date as may, from time to time, be agreed to in writing by the Agents;

(i) The definition of “PNC Purchaser Group Limit” contained in APPENDIX A (DEFINITIONS) to the RPA is amended by deleting the table set forth therein in its entirety and inserting in lieu thereof the following table:

Period	PNC Purchaser Group Limit
Reporting Date in February until the date preceding the Reporting Date in March	$90,000,000
Reporting Date in March until the date preceding the Reporting Date in April	$90,000,000
Reporting Date in April until the date preceding the Reporting Date in May	$90,000,000

Period	PNC Purchaser Group Limit
Reporting Date in May until the date preceding the Reporting Date in June	$110,000,000
Reporting Date in June until the date preceding the Reporting Date in July	$110,000,000
Reporting Date in July until the date preceding the Reporting Date in August	$110,000,000
Reporting Date in August until the date preceding the Reporting Date in September	$110,000,000
Reporting Date in September until the date preceding the Reporting Date in October	$110,000,000
Reporting Date in October until the date preceding the Reporting Date in November	$110,000,000
Reporting Date in November until the date preceding the Reporting Date in December	$110,000,000
Reporting Date in December until the date preceding the Reporting Date in January	$90,000,000
Reporting Date in January until the date preceding the Reporting Date in February	$90,000,000

(j) The definition of “Purchase Limit” contained in APPENDIX A (DEFINITIONS) to the RPA is amended by deleting the table set forth therein in its entirety and inserting in lieu thereof the following table:

Period	Purchase Limit
Reporting Date in February until the date preceding the Reporting Date in March	$180,000,000
Reporting Date in March until the date preceding the Reporting Date in April	$180,000,000
Reporting Date in April until the date preceding the Reporting Date in May	$180,000,000
Reporting Date in May until the date preceding the Reporting Date in June	$220,000,000
Reporting Date in June until the date preceding the Reporting Date in July	$220,000,000
Reporting Date in July until the date preceding the Reporting Date in August	$220,000,000
Reporting Date in August until the date preceding the Reporting Date in September	$220,000,000
Reporting Date in September until the date preceding the Reporting Date in October	$220,000,000
Reporting Date in October until the date preceding the Reporting Date in November	$220,000,000

Reporting Date in November until the date preceding the Reporting Date in December	$220,000,000
Reporting Date in December until the date preceding the Reporting Date in January	$180,000,000
Reporting Date in January until the date preceding the Reporting Date in February	$180,000,000

SECTION 2. Amendment to the PSA. Effective as of the date hereof in accordance with Section 3 of this Amendment, the PSA is amended as follows:

(a) Section 5.1 (REPRESENTATIONS OF EACH SELLER) of the PSA is amended by adding the following new clause (r) at the end thereof:

(r) Anti-Corruption Laws and Sanctions. Policies and procedures have been implemented and maintained by it or on its behalf that are designed to achieve compliance by it and its Subsidiaries, and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, giving due regard to the nature of such Person’s business and activities, and each of it, its Subsidiaries and their respective officers and employees and, to its knowledge, their respective officers, employees, directors and agents acting in any capacity in connection with or directly benefitting from the facility established hereby, are in compliance with Anti-Corruption Laws and applicable Sanctions, in each case in all material respects. None of (a) it or any of its Subsidiaries or, to its knowledge, any of their respective directors, officers, employees, or agents that will act in any capacity in connection with or directly benefit from the facility established hereby, is a Sanctioned Person, and (b) it nor any of its Subsidiaries is organized or resident in a Sanctioned Country. No sale or contribution of Receivables by it hereunder, amounts paid by the Company to it hereunder, or its use of the proceeds thereof in any manner will violate Anti-Corruption Laws or applicable Sanctions.

(b) Section 6.1 (AFFIRMATIVE COVENANTS) of the PSA is amended by adding the following new clause (i) at the end thereof:

(i) Anti-Corruption Laws and Sanctions. Maintain and enforce policies and procedures by it or on its behalf that are designed in good faith and in a commercially reasonable manner to promote and achieve compliance, in its reasonable judgment, by it and each of its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, in each case giving due regard to the nature of such Person’s business and activities.

(c) Section 6.3 (NEGATIVE COVENANTS) of the PSA is amended by adding the following new clause (f) at the end thereof:

(f) Anti-Corruption Laws and Sanctions. Use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any purchase or contribution made hereunder (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding or financing any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, in each case to the extent doing so would violate any applicable Sanctions, or (C) in any other manner that would result in the violation of any applicable Sanctions by any such Person.

SECTION 3. Effectiveness. This Amendment shall become effective as of the date hereof at such time that:

(a) each of the Administrative Agent, the BTMU Purchaser Agent and the PNC Purchaser Agent shall have received, in form and substance satisfactory to it, executed counterparts of this Amendment;

(b) the BTMU Purchaser Agent and the PNC Purchaser Agent shall have received an executed amendment fee letter (the “Amendment Fee Letter”);

(c) the BTMU Purchaser Agent and the PNC Purchaser Agent shall have received payment of the Up-Front Fee, in accordance with the terms of, and as such term is defined in, the Amendment Fee Letter; and

(d) the Administrative Agent and each Purchaser Agent shall have received, in form and substance satisfactory to it, a copy of the resolutions of the board of directors (or similar governing body) of the Seller and the Master Servicer approving this Amendment and the transactions contemplated hereby, certified by its secretary or any other authorized person.

SECTION 4. Transaction Document. This Amendment shall be a Transaction Document under the RPA and the PSA.

SECTION 5. Representations and Warranties.

(a) Each of the Company and the Master Servicer makes, as to itself (except where specifically provided otherwise therein), each of the representations and warranties contained in Section 6.1 of the RPA (after giving effect to this Amendment).

(b) Each Originator, as a seller under the PSA, makes each of the representations and warranties contained in Section 5.1 of the PSA (after giving effect to this Amendment).

SECTION 6. Confirmation of RPA and PSA; No Other Modifications.

(a) Each reference in the RPA to “this Agreement” or “the Agreement”, or “hereof,” “hereunder” or words of like import, and each reference in any other Transaction Document to the RPA, shall mean the RPA as amended by this Amendment, and as hereafter amended or restated. Except as herein expressly amended, the RPA is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

(b) Each reference in the PSA to “this Agreement” or “the Agreement”, or “hereof,” “hereunder” or words of like import, and each reference in any other Transaction Document to the PSA, shall mean the PSA as amended by this Amendment, and as hereafter amended or restated. Except as herein expressly amended, the PSA is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

SECTION 7. Affirmation and Consent of Lennox International. Lennox International hereby consents to this Amendment and hereby affirms and agrees that the Assurance Agreement is, and shall continue to be, in full force and effect and is hereby ratified and affirmed in all respects. Upon the effectiveness of, and on and after the date of, the Amendment, each reference in the Assurance Agreement to (i) the RPA, “thereunder”, “thereof” or words of like import with respect to the RPA shall mean and be a reference to the RPA as amended by this Amendment, and as hereafter amended or restated and (ii) the PSA, “thereunder”, “thereof” or words of like import with respect to the PSA shall mean and be a reference to the PSA as amended by this Amendment, and as hereafter amended or restated.

SECTION 8. Costs and Expenses. The Company agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto.

SECTION 9. GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 10. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic mail in portable document format (.pdf) shall be as effective as delivery of a manually executed counterpart of a signature page of this Amendment.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

LPAC CORP., as Company

By:	/s/ Rick Pelini
Name: Rick Pelini
Title: President, Treasurer

LENNOX INDUSTRIES INC., as an Originator and as Master Servicer

By:	/s/ Rick Pelini
Name: Rick Pelini
Title: VP, Treasurer

ALLIED AIR ENTERPRISES LLC, as an Originator

By:	/s/ Rick Pelini
Name: Rick Pelini
Title: VP, Treasurer

HEATCRAFT REFRIGERATION PRODUCTS LLC, as an Originator

By:	/s/ Rick Pelini
Name: Rick Pelini
Title: VP, Treasurer

LENNOX INTERNATIONAL INC.

By:	/s/ Rick Pelini
Name: Rick Pelini
Title: VP, Treasurer

[Omnibus Amendment No. 3 to A&R RPA and Amendment No. 1 to Second A&R PSA]

VICTORY RECEIVABLES CORPORATION, as a Purchaser

By:	/s/ David V. DeAngelis
Name: David V. DeAngelis
Title: Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Administrative Agent

By:	/s/ Devang Sodha
Name: Devang Sodha
Title: Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as BTMU Purchaser Agent

By:	/s/ Devang Sodha
Name: Devang Sodha
Title: Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Liquidity Bank

By:	/s/ Thomas Danielson
Name: Thomas Danielson
Title: Authorized Signatory

[Amendment No. 3 to A&R RPA and Amendment No. 1 to Second A&R PSA]

PNC BANK, NATIONAL ASSOCIATION, as PNC Purchaser Agent

By:	/s/ Robyn Reeher
Name: Robyn Reeher
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Liquidity Bank

By:	/s/ Robyn Reeher
Name: Robyn Reeher
Title: Vice President

[Amendment No. 3 to A&R RPA and Amendment No. 1 to Second A&R PSA]